Dreyfus Premier
International
Growth Fund


Investing in stocks of foreign companies for capital growth



PROSPECTUS March 1, 2000




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

                                Dreyfus Premier International Growth Fund
                                        ---------------------------------
                                           Ticker Symbols  CLASS A: DRGLX
                                                           CLASS B: DGLBX
                                                           CLASS C: DIGCX
                                                           CLASS R: DIGRX
                                                           CLASS T: N/A

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

Management                                                                4

Financial Highlights                                                      5

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          7

Distributions and Taxes                                                  10

Services for Fund Investors                                              11

Instructions for Regular Accounts                                        12

Instructions for IRAs                                                    13

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks capital growth. To pursue its goal, the fund invests primarily in the stocks of foreign companies. The fund's stock investments may include common stocks, preferred stocks and convertible securities.

In choosing stocks, the fund uses a "bottom-up" approach, focusing on individual stock selection rather than macroeconomic factors, to build a portfolio of companies with the potential to provide superior earnings growth over time. The fund looks for companies that have some or all of the following characteristics

*    growth that is faster than its peers

* growth that is faster than the market as a whole and sustainable over the long term

*    strong management

*    leading market positions and growing brand identities

*    financial, marketing and operating strength

The fund typically sells a stock when its growth forecast is reduced, its valuation target is reached, or the original investment rationale no longer applies.



Concepts to understand

FOREIGN COMPANY: a company organized under the laws of a foreign country or for which the principal trading market is in a foreign country; or a company organized in the U.S. with a majority of its assets or business outside the U.S

GROWTH COMPANY: a company of any capitalization whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings and price-to-book ratios, and tend to be more volatile than value stocks.







MAIN RISKS

The value of your investment in the fund will go up and down, which means that your investment could lose money. The fund's performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, a lack of comprehensive company information, political instability and differing auditing and legal standards. Each of these risks could result in more volatility for the fund.

The fund expects to invest primarily in the stocks of companies located in developed countries. However, the fund may invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and less mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large changes in price.

Because the stock prices of growth companies are based in part on future expectations, these stocks may fall sharply if investors believe the prospects for a stock, industry or the economy in general are weak. In addition, growth stocks typically lack the dividend yield that could cushion stock prices in market downturns.

The fund may invest a substantial portion of its assets in companies located in a particular country or geographic region. Less diversification among countries or regions generally results in greater risk, and could cause the fund's performance to be more vulnerable to political, social and economic factors affecting a particular country or region.

Under adverse market conditions, the fund could invest some or all of its assets in the securities of U.S. issuers or money market securities. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.



Other potential risks

The fund, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility. In addition, derivatives can be illiquid and highly sensitive to changes in their underlying instrument. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the fund's gains or losses.

                                                                The Fund       1



<PAGE 1>

PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the fund's average annual total return over time to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE((reg.tm))) Index, a broad measure of the stock market performance of certain European and Pacific Basin countries, and the MSCI World Ex. U.S. Index, a broad measure of global stock market performance, excluding the U.S. Of course, past performance is no guarantee of future results. Past performance information for Class T shares for a full calendar year is not available as of the date of this prospectus.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)





                        23.90   -5.49   12.38   11.87   11.16   0.94    50.86
1990    1991    1992    1993    1994    1995    1996    1997    1998    1999


CLASS A SHARES

BEST QUARTER:                    Q4 '99                      +40.13%

WORST QUARTER:                   Q3 '98                      -22.03%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99


                              Inception date                    1 Year                5 Years                Since inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                          (1/31/92)                     42.17%                 14.94%                       12.69%

CLASS B                          (1/15/93)                     45.65%                 15.18%                       13.26%

CLASS C                          (9/5/95)                      48.68%              --                              15.95%

CLASS R                          (9/5/95)                      51.07%              --                              17.05%

MSCI EAFE((reg.tm))                                            26.96%                 12.83%                        11.36%*

MSCI WORLD
INDEX EX. U.S.                                                 27.93%                 13.09%                        11.39%*

*    BASED ON LIFE OF CLASS A. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX
     ON 1/31/92 IS USED AS ITS BEGINNING VALUE.  MSCI WORLD INDEX (EX. U.S.) HAS
     BEEN  SELECTED  AS THE FUND'S NEW PRIMARY  BENCHMARK  BECAUSE IT PROVIDES A
     BROADER MEASURE OF GLOBAL STOCK MARKET  PERFORMANCE  THAN THE FUND'S FORMER
     BENCHMARK, THE MSCI EAFE((reg.tm)) INDEX.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

2





<PAGE 2>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the tables below.


Fee table

                                                                 CLASS A       CLASS B       CLASS C       CLASS R       CLASS T
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                           5.75          NONE          NONE           NONE          4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                NONE*         4.00          1.00           NONE          NONE*
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                     .75           .75           .75            .75           .75

Rule 12b-1 fee                                                     NONE           .75           .75           NONE           .25

Shareholder services fee                                            .25           .25           .25           NONE           .25

Other expenses                                                      .42           .43           .47            .49           .42**
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                              1.42          2.18          2.22           1.24          1.67

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.

**   "OTHER  EXPENSES" FOR CLASS T SHARES ARE  ESTIMATED FOR THE CURRENT  FISCAL
     YEAR BASED ON THE OTHER  EXPENSES  FOR CLASS A SHARES  FOR THE FUND'S  LAST
     FISCAL YEAR.



Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                         $711                $998             $1,307              $2,179

CLASS B
WITH REDEMPTION                                 $621                $982            $1,369               $ 2,144***

WITHOUT REDEMPTION                              $221                $682            $1,169               $ 2,144***

CLASS C
WITH REDEMPTION                                 $325                $694            $1,190               $2,554
WITHOUT REDEMPTION                              $225                $694            $1,190               $2,554

CLASS R                                         $126                $393            $681                 $1,500

CLASS T                                         $612                $953            $1,317               $2,337

***  ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor, to finance the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees; these expenses for Class T shares are based on other expenses for Class A for the past fiscal year.

                                                                The Fund       3





<PAGE 3>

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $127 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including approximately $450 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


Douglas A. Loeffler is the fund's primary portfolio manager. He has held this position since his employment by Dreyfus in February 1999 and has been employed by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, since 1995. Before joining Founders, Mr. Loeffler spent seven years with Scudder, Stevens & Clark as an international equities analyst and as a quantitative analyst.

Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in fund(s) they advise.



Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

4



<PAGE 4>

FINANCIAL HIGHLIGHTS

The following tables describe the performance of Classes A, B, C and R for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report. Since Class T shares are new, financial highlights information is not available for that class as of the date of this prospectus.


                                                                                        YEAR ENDED OCTOBER 31,

 CLASS A                                                                       1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.33      16.45     16.59      16.10      15.78

 Investment operations:  Investment income (loss) -- net                     .00(1,2)        .26    .00(2)        .14        .24

                         Net realized and unrealized gain (loss)
                         on investments                                          2.76      (.86)      2.24       1.44        .47

 Total from investment operations                                                2.76      (.60)      2.24       1.58        .71

 Distributions:          Dividends from investment income -- net                (.02)         --     (.17)      (.25)      (.15)

                         Dividends from net realized gain on investments           --     (2.52)    (2.21)      (.84)      (.24)

 Total distributions                                                            (.02)     (2.52)    (2.38)     (1.09)      (.39)

 Net asset value, end of period                                                 16.07      13.33     16.45      16.59      16.10

 Total return (%)(3)                                                            20.74     (4.50)     15.00      10.21       4.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of operating expenses to average net assets (%)                           1.42       1.27      1.30       1.31       1.31

 Ratio of interest expense to average net assets (%)                               --        .08        --         --        .01

 Ratio of net investment income (loss) to average net assets (%)                (.01)         .55   .00(4)        .76       1.38

 Portfolio turnover rate (%)                                                   221.94     193.76    161.62     176.17     229.90
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         58,908     41,637    59,030     66,907     68,584

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.           (3) EXCLUSIVE OF SALES CHARGE.      (4) AMOUNT REPRESENTS LESS THAN .01%.



                                                                                              YEAR ENDED OCTOBER 31,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.00      16.22     16.37      15.90      15.59

 Investment operations:  Investment income (loss) -- net                     (.06)(1)   (.03)(1)      (.14)    .00(2)        .10

                         Net realized and unrealized gain (loss)
                         on investments                                          2.65      (.67)      2.24       1.44        .49

 Total from investment operations                                                2.59      (.70)      2.10       1.44        .59

 Distributions:          Dividends from investment income -- net                   --         --     (.04)      (.13)      (.04)

                         Dividends from net realized gain on investments           --     (2.52)    (2.21)      (.84)      (.24)

 Total distributions                                                               --     (2.52)    (2.25)      (.97)      (.28)

 Net asset value, end of period                                                 15.59      13.00     16.22      16.37      15.90

 Total return (%)(3)                                                            19.83     (5.22)     14.14       9.36       3.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of operating expenses to average net assets (%)                           2.18       2.04      2.05       2.06       2.06

 Ratio of interest expense to average net assets (%)                               --        .08        --         --        .01

 Ratio of net investment income (loss) to average net assets (%)                (.41)      (.20)     (.76)        .01        .62

 Portfolio turnover rate (%)                                                   221.94     193.76    161.62     176.17     229.90
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         24,853     51,873    66,781     71,983     72,215

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.     (3) EXCLUSIVE OF SALES CHARGE.



                                                                The Fund       5



<PAGE 5>

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          YEAR ENDED OCTOBER 31,

 CLASS C                                                                        1999      1998       1997      1996      1995(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                            12.66     15.87     16.20      15.90      15.85

 Investment operations:  Investment income (loss) -- net                      (.14)(2)  (.03)(2)  (.12)(2)        .28      (.01)

                         Net realized and unrealized gain (loss)
                         on investments                                           2.64     (.66)      2.18       1.14        .06

 Total from investment operations                                                 2.50     (.69)      2.06       1.42        .05

 Distributions:          Dividends from investment income -- net                    --        --     (.18)      (.28)         --

                         Dividends from net realized gain on investments            --    (2.52)    (2.21)      (.84)         --

 Total distributions                                                                --    (2.52)    (2.39)     (1.12)         --

 Net asset value, end of period                                                  15.16     12.66     15.87      16.20      15.90

 Total return (%)(3)                                                             19.75    (5.34)     14.17       9.36     .32(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      2.22      2.04      2.10       1.90     .35(4)

 Ratio of interest expense to average net assets (%)                                --       .08       .01         --         --

 Ratio of net investment income (loss) to average net assets (%)                 (.97)     (.19)     (.73)      (.19)   (.09)(4)

 Portfolio turnover rate (%)                                                    221.94    193.76    161.62     176.17     229.90
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                             966       397       291         53          1

(1)  FROM SEPTEMBER 5, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.          (3) EXCLUSIVE OF SALES CHARGE.          (4) NOT ANNUALIZED.

                                                                                              YEAR ENDED OCTOBER 31,

 CLASS R                                                                        1999      1998       1997      1996      1995(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                            13.32     16.43      16.59     16.11      16.04

 Investment operations:  Investment income -- net                                .02(2)      .33        .17       .26        .01

                         Net realized and unrealized gain (loss)
                         on investments                                          2.77     (.92)       2.10      1.35        .06

 Total from investment operations                                                 2.79     (.59)       2.27      1.61        .07

 Distributions:          Dividends from investment income -- net                 (.06)        --      (.22)     (.29)         --

                         Dividends from net realized gain on investments            --    (2.52)     (2.21)     (.84)         --

 Total distributions                                                             (.06)    (2.52)     (2.43)    (1.13)         --

 Net asset value, end of period                                                  16.05     13.32      16.43     16.59      16.11

 Total return (%)                                                                21.04    (4.44)      15.21     10.45      .44(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      1.24      1.08       1.09       .87      .18(3)

 Ratio of interest expense to average net assets (%)                                --       .08        .01        --         --

 Ratio of net investment income to average net assets (%)                          .15       .70        .21       .94      .08(3)

 Portfolio turnover rate (%)                                                    221.94    193.76     161.62    176.17     229.90
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                              92        45         80         4          1

(1)  FROM SEPTEMBER 5, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.   (3)   NOT ANNUALIZED.


6

<PAGE 6>


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a CDSC.

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

* CLASS R shares are designed for eligible institu- tions on behalf of their clients (individuals may not purchase these shares directly)

* CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon

Your financial representative can help you choose the share class that is appropriate for you.



Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in the fund, any other Dreyfus Premier fund, or any fund advised by Founders, sold with a sales load, to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

                                                         Your Investment       7



<PAGE 7>

ACCOUNT POLICIES (CONTINUED)

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Because Class A has lower expenses than Class T, if you invest $1 million or more in the fund you should consider buying Class A shares. Shareholders beneficially owning shares on November 30, 1996 may be eligible for lower sales loads.
--------------------------------------------------------------------------------

Sales charges


CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                     Sales charge                               Sales charge
                                                     deducted as a %                            as a % of your
Your investment                                      of offering price                          net investment
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%


*    A 1.00% CDSC may be charged on any shares  sold within one year of purchase
     (except shares bought through dividend reinvestment).

Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.

--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR

DREYFUS AUTOMATIC                  $100               $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.



Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

8





<PAGE 8>

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING RECENTLY PURCHASED SHARES, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.



General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).



Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.



Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

                                                         Your Investment       9

<PAGE 9>


DISTRIBUTIONS AND TAXES


THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income, and distributes any net capital gains it has realized, once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

10




<PAGE 10>

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from the fund into another
                                Dreyfus fund or certain
                                Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amounts withdrawn do not exceed 12% annually of the account value at the time the shareholder elects to participate in the plan.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

                                                        Your Investment       11




<PAGE 11>

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

         In Writing

Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 6587, Providence, RI 02940-6587
Attn: Institutional Processing



           By Telephone

WIRE  Have your bank send your
investment to The Bank of New York,
with these instructions:
* ABA# 021000018
* DDA# 8900202955
* the fund name
* the share class
* your Social Security or tax ID number
* name(s) of investor(s)
* dealer number if applicable

Call us to obtain an account number.
Return your application with the account number on the application.



           Automatically

WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic
service(s) you want. Return your
application with your investment.






TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund P.O. Box 6587, Providence, RI
02940-6587 Attn: Institutional Processing



WIRE  Have your bank send your
investment to The Bank of New York,
with these instructions:

* ABA# 021000018
* DDA# 8900202955
* the fund name
* the share class
* your account number
* name(s) of investor(s)
* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert
"1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.



ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.





TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds

Obtain a signature guarantee or other
 documentation, if required (see page 9).

Mail your request to:  T
he Dreyfus Family of Funds P.O. Box 6587, Providence, RI
02940-6587 Attn: Institutional Processing



WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.



AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.



To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.
Make checks payable to: THE DREYFUS FAMILY OF FUNDS.



Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

12








<PAGE 12>

INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

         In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing



          By Telephone


           Automatically




TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.
Indicate the year the contribution is for.

Mail the slip and the check to:
The Dreyfus Trust Company, Custodian
P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing



WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018
* DDA# 8900202955
* the fund name
* the share class
* your account number
* name of investor
* the contribution year
* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert
"1111" before your account number.



ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.




TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature
* your account number and fund name
* the dollar amount you want to sell
* how and where to send the proceeds
* whether the distribution is qualified or premature
* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or
other documentation, if required (see page 9).

Mail your request to:
The Dreyfus Trust Company P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing




SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.



For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611.
Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                                        Your Investment       13








<PAGE 13>

NOTES





[Application p1]


[Application p2]





NOTES




                                                            For More Information

                                       Dreyfus Premier International Growth Fund
                           A series of Dreyfus Premier International Funds, Inc.
                                          --------------------------------------
                                         SEC file number:  811-6490

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).



To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 2000 Dreyfus Service Corporation
092P0300